UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year

On May 16, 2014, the Company amended its Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 150,000,000 to 250,000,000. The Amendment is filed as Exhibit 3.1 to this Report.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 16, 2014, Vector Group Ltd. held its 2014 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
By vote reflected below, each of the directors nominated was elected.

Nominee	For	Withheld	Broker Non-Votes (1)

Bennett S. LeBow	65,314,221	511,430	22,258,540
Howard M. Lorber	64,965,417	860,235	22,258,539
Ronald J. Bernstein	65,290,283	535,369	22,258,539
Stanley S. Arkin	65,350,447	475,205	22,258,539
Henry C. Beinstein	47,702,371	18,122,839	22,258,981
Jeffrey S. Podell	47,657,782	18,167,428	22,258,981
Jean E. Sharpe	46,904,714	18,920,496	22,258,981
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
By vote reflected below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes (1)
40,174,620	25,327,618	322,801	22,259,152
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

Proposal 3: Approval of 2014 Management Incentive Plan.
By vote reflected below, the Company’s stockholders approved the Vector Group Ltd. 2014 Management Incentive Plan.

For	Against	Abstain	Broker Non-Votes (1)
54,258,823	11,111,735	454,479	22,259,154
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 4: Approval of increase in number of authorized shares of common stock.
By vote reflected below, the Company’s stockholders approved, to increase the Company’s number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares.

For	Against	Abstain	Broker Non-Votes (1)
83,068,037	3,702,950	591,045	722,159
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 5: Approval of ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the year ending December 31, 2014.
By vote reflected below, the selection of the independent registered certified public accounting firm was ratified.

For	Against	Abstain	Broker Non-Votes (1)
87,369,520	482,826	231,839	6
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:     /s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer

Date:    May 16, 2014